UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 18, 2011

Broadcom Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-23993	33-0480482
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5300 California Avenue, Irvine, California		92617
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 926-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2011, the Compensation Committee (the "Committee") of the Board of Directors of Broadcom Corporation (the "Company") adopted a Restricted Stock Units Incentive Award Program (the "Program"). Certain of the Company’s executives will be designated as participants in the Program, in the sole discretion of the Committee. The Program was adopted under, and all awards and grants of the Program shall be pursuant to, the Broadcom Corporation 1998 Stock Incentive Plan, as amended and restated. The Committee has designated the first performance cycle under the Program to be January 1, 2010 through December 31, 2010.

Pursuant to the Program, a participant has the opportunity to receive grants of restricted stock units ("Performance RSU Grants") if the performance targets established by the Committee by resolution have been met for a performance cycle (typically, January 1 through December 31 of a subject year). If the performance targets are met, upon the Committee’s written certification that such performance goals were satisfied, and subject to the Committee’s sole discretion to reduce (including to zero) the amount of the grant, a Performance RSU Grant will be awarded and the same number of Performance RSU Grant shares will be granted for the two succeeding years immediately following such year (the "Three-Year Retention Period"), as shown in the table below:

Performance Target Achieved in Year 0 Performance RSU Grants
Year 1 Performance RSU Grant for X number of shares of the Company’s Class A Common Stock
Year 2 Same number of Performance RSU Grant shares as granted in Year 1 for the performance target achieved in Year 0
Year 3 Same number of Performance RSU Grant shares as granted in Year 1 for the performance target achieved in Year 0

Because of the one-year performance cycles and the Three-Year Retention Periods, in the event that the performance goals are achieved in consecutive years, the participant has the opportunity to earn multiple Performance RSU Grants in a given fiscal year, subject to such participant’s continued participation in the Program. The Performance RSU Grants vest quarterly over a four-year period after they are granted, subject to continued employment with the Company. The Performance RSU Grants will be evidenced by restricted stock unit award agreements between the participant and the Company.

The Program and a form Program award letter are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Broadcom Corporation Restricted Stock Units Incentive Award Program, adopted January 18, 2011
10.2 Broadcom Corporation Restricted Stock Units Incentive Award Program – Form of Award Letter

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Broadcom Corporation

January 21, 2011	By:	/s/ Eric K. Brandt

Name: Eric K. Brandt
Title: Executive Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Broadcom Corporation Restricted Stock Units Incentive Award Program, adopted January 18, 2011
10.2	Broadcom Corporation Restricted Stock Units Incentive Award Program – Form of Award Letter